UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2020

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane

Madison, WI 53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 27, 2020, Exact Sciences Corporation (the “Company”) reported that Kevin Conroy, Chairman and Chief Executive Officer has entered into a pre-arranged, written stock trading plan (the “Plan”) that is intended to satisfy the requirements of Rule 10b5-1(c) under the Securities Exchange Act of 1934.

Commencing in August 2021, on a date that is expected to be after the date the Company releases earnings for the second quarter of 2021, Mr. Conroy intends to periodically sell under the Plan shares in amounts that, over any twelve (12) month period, are not more than ten percent (10%) of his current aggregate vested and unvested equity interest in the Company. Sales under the Plan would be in addition to sales that Mr. Conroy makes under an existing “sell-to-cover” written stock trading plan that results in the sale of a portion of the shares resulting from vesting restricted stock unit awards to cover a portion of the taxes due upon such vesting. Mr. Conroy has informed the Company that he will use the proceeds from sales under the Plan (1) to pay the applicable exercise price and a portion of the taxes due upon the sale of shares, the exercise of options, and the vesting of restricted stock units and (2) for financial planning purposes.

Transactions under the Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission, as required by law.

On November 27, 2019, the Company disclosed on a Current Report on Form 8-K that Mr. Conroy entered into a separate pre-arranged, written stock trading plan (the “2019 Plan”). It is anticipated that any sales under the 2019 Plan shall have concluded prior to August 2021.

It is possible that other executive officers and directors of the Company may enter into similar stock trading plans in the future. Except as may be required by law, the Company does not undertake to report on stock trading plans by other Company officers or directors, nor report modifications, terminations or other activities under Mr. Conroy’s Plan or the plan of any other individual.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: November 27, 2020	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer

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